UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2010

Towers Watson Delaware Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16159	52-2211537
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

901 N. Glebe Road Arlington, Virginia	22203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (703) 258-8000

Watson Wyatt Worldwide, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01               Completion of Acquisition or Disposition of Assets

On January 1, 2010, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 26, 2009, as amended by Amendment No. 1 on October 19, 2009, by and among Watson Wyatt Worldwide, Inc., now known as “Towers Watson Delaware Inc.” (“Watson Wyatt”), Towers, Perrin, Forster & Crosby, Inc., now known as “Towers Watson Pennsylvania Inc.” (“Towers Perrin”), Jupiter Saturn Holding Company, now known as “Towers Watson & Co.” (“Towers Watson”), Jupiter Saturn Delaware Inc. and Jupiter Saturn Pennsylvania Inc., Watson Wyatt and Towers Perrin combined their businesses through two simultaneous mergers and became wholly-owned subsidiaries of Towers Watson (the “Merger”).  Entry into the Merger Agreement was announced by Watson Wyatt and Towers Perrin on June 28, 2009, and the Merger Agreement was approved by the shareholders of both companies at their respective special meetings held on December 18, 2009.

The consummation of the Merger resulted in the following:

•      Each share of Watson Wyatt Class A common stock, par value $0.01 per share (“Watson Wyatt Common Stock”) issued and outstanding immediately prior to the effective time of the Merger was converted into the right to receive one (1) share of Towers Watson Class A common stock, par value $0.01 per share (“Towers Watson Class A Common Stock”) (the “Watson Wyatt Merger Consideration”). In addition, outstanding deferred rights to receive Watson Wyatt Common Stock were converted into the right to receive an equal number of shares of Towers Watson Class A Common Stock, and outstanding options to purchase Watson Wyatt Common Stock were assumed by Towers Watson and converted on a one-for-one basis into fully-vested options to purchase shares of Towers Watson Class A Common Stock, with the same exercise price as the underlying Watson Wyatt options.

•      Each share of Towers Perrin common stock, par value $0.50 per share (“Towers Perrin Common Stock”) issued and outstanding immediately prior to the effective time of the Merger was converted into the right to receive 545.627600377 (the “Exchange Ratio”) fully-paid and nonassessable shares of Towers Watson common stock, which ratio was determined at the effective time of the Merger in accordance with the Merger Agreement (collectively, the “Towers Perrin Merger Consideration” and together with the Watson Wyatt Merger Consideration, the “Merger Consideration”).  Shares of Towers Watson common stock issued to Towers Perrin shareholders (other than shares issued to Towers Perrin shareholders located in certain countries (as detailed below) and other than shares issued to Towers Perrin shareholders who have elected to receive a portion of their Merger Consideration as shares of Towers Watson’s Class R common stock, par value $0.01 per share (“Towers Watson Class R Common Stock”), which is described below) have been divided among four series of non-transferable Towers Watson common stock, Classes B-1, B-2, B-3 and B-4, each with a par value of $0.01 per share (together, the “Towers Watson Class B Common Stock” and together with the Towers Watson Class A Common Stock and Towers Watson Class R Common Stock, “Towers Watson Common Stock”).  Outstanding shares of Towers Watson Class B Common Stock will automatically convert on a one-for-one basis into shares of freely transferable shares of Towers Watson Class A Common Stock on the following timetable:

Towers Watson Class B Common Stock	Conversion Date
Class B-1 Common Stock	January 1, 2011
Class B-2 Common Stock	January 1, 2012
Class B-3 Common Stock	January 1, 2013
Class B-4 Common Stock	January 1, 2014

•      In accordance with the Merger Agreement, to provide immediate liquidity to certain Towers Perrin shareholders located in countries where the Merger Consideration may be subject to current tax, such Towers Perrin shareholders received a portion of their Merger Consideration in the form of unrestricted Towers Watson Class A shares instead of Towers Watson Class B shares, with the number of such Towers Watson Class A shares received by each holder offset by an equal reduction in Towers Watson Class B shares, allocated 25% each to Class B-1, B-2, B-3 and B-4.

•      Certain Towers Perrin shareholders who met defined age and service criteria elected to terminate their employment no later than January 31, 2010 (except as extended by Towers Watson’s executive committee) and receive a portion of their Merger Consideration in shares of Towers Watson Class R Common Stock, which will be automatically redeemed today for equal amounts of cash and subordinated one-year promissory notes (“Towers Watson Notes”) (such election, a “Class R Election”). The amount of cash and principal amount of Towers Watson Notes issued in exchange for each share of Towers Watson Class R Common Stock was determined based on the Exchange Ratio and the average closing price per share of Watson Wyatt Common Stock for the 10 trading days ending on December 28, 2009, the second trading day immediately prior to the closing of the Merger, which was $46.79. Class R Elections were prorated so that the amount of cash and notes payable on the automatic conversion of the shares of Towers Watson Class R Common Stock would not exceed $400 million, which amount was agreed to by Towers Perrin and Watson Wyatt prior to the closing of the Merger.  Towers Perrin shareholders who made valid Class R Elections received shares of Towers Watson Class B-1 Common Stock in exchange for their shares of Towers Perrin Common Stock that were not exchanged for shares of Towers Watson Class R Common Stock due to proration or because the Towers Perrin shareholder elected to receive less than 100% of his or her Merger Consideration in the form of Towers Watson Class R Common Stock.  As noted above, Towers Watson Class B-1 Common Stock will automatically convert into freely tradable shares of Towers Watson Class A Common Stock on January 1, 2011.

•      Prior to the Merger, Towers Perrin issued awards of restricted stock units to certain Towers Perrin employees, which were exchanged in the Merger for shares of Towers Watson Class A Common Stock, generally subject to a three-year contractual vesting schedule and other restrictions (“Restricted Towers Watson Class A Common Stock”).

In summary, as a result of the Merger’s completion, all outstanding Towers Perrin and Watson Wyatt common stock, restricted stock units and derivative securities have been converted into the right to receive the following forms of consideration:

•                  46,911,275 shares of Towers Watson Class A Common Stock (less a number of shares that will be withheld for tax purposes in respect of Watson Wyatt deferred stock units and deferred shares), including 4,248,984 shares of Restricted Towers Watson Class A Common Stock;

•                  29,483,008 shares of Towers Watson Class B Common Stock, including:

•                  12,798,118 shares of Class B-1 Common Stock;

•                  5,561,630 shares of Class B-2 Common Stock;

•                  5,561,630 shares of Class B-3 Common Stock; and

•                  5,561,630 shares of Class B-4 Common Stock;

•                  8,548,835 shares of Towers Watson Class R Common Stock, which will be redeemed automatically in exchange for the right to receive:

•                  $200 million in cash (subject to applicable tax withholding and gross-up adjustments); and

•                  Towers Watson Notes in an aggregate principal amount of $200 million.

In addition, on January 1, 2010, Towers Watson issued shares of Class F stock, no par value (“Class F Stock”), pro rata to all holders of Towers Perrin Common Stock, which shares represent only the contingent right to receive a pro rata portion of a number of shares of Towers Watson Class A Common Stock equal to the number of shares of Restricted Towers Watson Class A Common Stock forfeited by former Towers Perrin employees plus a number of shares of Towers Watson Class A Common Stock with a value equivalent to the amount of dividends attributed to such forfeited shares.  Shares of Class F Stock are non-transferable, except for transfers to permitted family members, Towers Watson, or a deceased holder’s executors, administrators, testamentary trustees, legatees and beneficiaries.

The foregoing description of the Merger Agreement, including Amendment No. 1, and the Merger is not complete and is qualified in its entirety by reference to the Merger Agreement and Amendment No. 1 thereto, filed as Exhibit 2.1 to Watson Wyatt’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 29, 2009, and Exhibit 2.1 to Watson Wyatt’s Current Report on Form 8-K filed with the SEC on October 19, 2009, respectively, each of which is incorporated herein by reference.

The issuance of Towers Watson Common Stock and Towers Watson Notes in the Merger was registered under the Securities Act of 1933, as amended, pursuant to Towers Watson’s Registration Statement on Form S-4/A (File No. 333-161705) filed with the SEC and declared effective on November 9, 2009 (the “Registration Statement”). The joint proxy statement/prospectus of Watson Wyatt and Towers Perrin included in the Registration Statement contains additional information about the Merger and is incorporated herein by reference.

The Towers Watson Class A Common Stock has been approved for listing on The New York Stock Exchange, LLC (the “NYSE”) and The NASDAQ Stock Market, LLC (“NASDAQ”) under the ticker symbol “TW” and will begin trading today.

On January 3, 2010, Towers Watson issued a press release announcing the consummation of the Merger, which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The information set forth in Item 2.03 is incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On January 1, 2010, in connection with the Merger, Towers Watson and certain subsidiaries entered into a three-year, $500 million revolving credit facility as borrowers pursuant to a Credit Agreement with Bank of America, N.A., as Administrative Agent, and the other lenders party thereto (the “Senior Credit Facility”).

Borrowings under the Senior Credit Facility will bear interest, at Towers Watson’s option, at either a Eurocurrency rate plus a spread ranging from 2.500% to 3.250%, or at a base rate plus a spread ranging from 1.500% to 2.250%, with such spread in each case dependent upon Towers Watson’s Consolidated Leverage Ratio (as defined in the Senior Credit Facility).

Towers Watson and certain wholly-owned subsidiaries designated by Towers Watson, initially Watson Wyatt and Towers Perrin, are the borrowers under the Senior Credit Facility (collectively, the “Borrowers”), and the Borrowers’ obligations under the Senior Credit Facility are guaranteed by Towers Watson and all of its domestic subsidiaries (other than Professional

Consultants Insurance Company, Inc., a Vermont corporation) pursuant to separate guaranty agreements.  The Borrowers’ obligations under the Senior Credit Facility are secured by a pledge of 65% of the voting stock and 100% of the non-voting stock of Towers Perrin Luxembourg Holdings S.A.R.L., currently held by Towers Perrin.

The Senior Credit Facility contains customary representations and warranties and affirmative and negative covenants.  The Senior Credit Facility requires Towers Watson to maintain certain financial covenants that include a minimum Consolidated Interest Coverage Ratio and a maximum Consolidated Leverage Ratio (which terms in each case are defined in the Senior Credit Facility). In addition, the Senior Credit Facility contains restrictions on the ability of Towers Watson and its subsidiaries to, among other things, incur additional indebtedness; pay dividends; make distributions; create liens on assets; make investments, loans or advances; make acquisitions; dispose of property; engage in sale-leaseback transactions; engage in mergers or consolidations, liquidations and dissolutions; engage in certain transactions with affiliates; and make changes in lines of businesses.

The Senior Credit Facility contains customary events of default, including nonpayment of principal when due; nonpayment of interest, fees or other amounts after a stated grace period; inaccuracy of representations and warranties; certain bankruptcy events and cross-defaults to other material indebtedness; certain change of control events; material judgments; actual or asserted invalidity of any Loan Document (as defined in the Senior Credit Facility); and certain ERISA-related events.  If an event of default occurs and is continuing, Towers Watson may be required to repay all amounts outstanding under the Senior Credit Facility.  Lenders holding more than 50% of the loans and commitments under the Senior Credit Facility may elect to accelerate the maturity of amounts due thereunder upon the occurrence and during the continuation of an event of default.

The foregoing description of the Senior Credit Facility is not intended to be complete and is qualified in its entirety by reference to the full text of the Senior Credit Facility, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 3.01   Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As a result of the Merger described in Item 2.01 above, Watson Wyatt notified the NYSE and NASDAQ on December 30, 2009 and December 31, 2009, respectively, that each share of Watson Wyatt Common Stock issued and outstanding immediately prior to the effective time of the Merger would be converted into the right to receive one share of Towers Watson Class A Common Stock and requested that the NYSE and NASDAQ each file with the SEC an application on Form 25 to strike all shares of Watson Wyatt Common Stock from listing on the respective exchange. Trading of Watson Wyatt Common Stock on each of the NYSE and NASDAQ was suspended today prior to market open, and both exchanges are expected to file a Form 25 with the SEC later today.

Watson Wyatt will file a Certification and Notice of Termination of Registration on Form 15 with the SEC to deregister its common stock under Section 12(g) of the Exchange Act, and to suspend the reporting obligations of Watson Wyatt under Sections 13 and 15(d) of the Exchange Act.

Item 3.03   Material Modifications to Rights of Security Holders.

The information set forth in Item 2.01 is incorporated by reference into this Item 3.03.

Item 5.01   Changes in Control of Registrant.

The information set forth in Item 2.01 is incorporated by reference into this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the closing of the Merger described in Item 2.01 above, John J. Gabarro, R. Michael McCullough, Brendan R. O’Neill, Linda D. Rabbitt, Gilbert T. Ray and John C. Wright resigned as directors of Watson Wyatt (which has become a wholly-owned subsidiary of Towers Watson as a result of the Merger) effective as of January 1, 2010.  On the same date, the remaining sole director of Watson Wyatt, John J. Haley, appointed Walter W. Bardenwerper to the board of directors.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the consummation of the Merger and in accordance with the terms of the Merger Agreement as described in Item 2.01, effective as of January 1, 2010, Watson Wyatt’s certificate of incorporation and bylaws were restated. Copies of the Watson Wyatt amended and restated certificate of incorporation and bylaws are attached hereto as Exhibits 3.1 and 3.2 and are incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits

(c)          Exhibits.                The following exhibits are filed with this report:

Exhibit No.	Description

Exhibit 2.1

Agreement and Plan of Merger, dated June 26, 2009, by and among Watson Wyatt Worldwide, Inc., Towers, Perrin, Forster & Crosby, Inc., Jupiter Saturn Holding Company, Jupiter Saturn Delaware Inc. and Jupiter Saturn Pennsylvania Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report filed on Form 8-K by Watson Wyatt Worldwide, Inc. on June 26, 2009).

Exhibit 2.2

Amendment No. 1, dated October 19, 2009, to Agreement and Plan of Merger, by and among Watson Wyatt Worldwide, Inc., Towers, Perrin, Forster & Crosby, Inc., Jupiter Saturn Holding Company, Jupiter Saturn Delaware Inc. and Jupiter Saturn Pennsylvania Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report filed on Form 8-K by Watson Wyatt Worldwide, Inc. on October 19, 2009).

Exhibit 3.1	Amended and Restated Certificate of Incorporation of Towers Watson Delaware Inc.

Exhibit 3.2	Bylaws of Towers Watson Delaware Inc.

Exhibit 10.1

Credit Agreement, dated as of January 1, 2010, among Towers Watson & Co. and certain subsidiaries, as borrowers, each lender from time to time party thereto and Bank of America, N.A., as administrative agent, swing line lender and L/C issuer.

Exhibit 99.1	Press release, dated January 3, 2010.

Exhibit 99.2

Registration Statement filed on Form S-4/A by Jupiter Saturn Holding Company on November 9, 2009 (incorporated herein by reference to the Registration Statement filed on Form S-4/A by Jupiter Saturn Holding Company on November 9, 2009 (File No. 333-161705) (the “Registration Statement”)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWERS WATSON & CO.
(Registrant)

Date: January 4, 2010	By:	/s/ Walter W. Bardenwerper
	Name:	Walter W. Bardenwerper
	Title:	General Counsel and Secretary